EQ Advisors TrustSM

EQ/International Equity Index Portfolio – Class IA and IB Shares

Summary Prospectus dated May 1, 2021

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s current Prospectus and Statement of Additional Information (“SAI”), dated May 1, 2021, as may be amended or supplemented from time to time, and the Portfolio’s audited financial statements included in its annual report to shareholders dated December 31, 2020, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus, SAI, reports to shareholders and other information about the Portfolio online at www.equitable-funds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-877-222-2144 or by sending an e-mail request to service@equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code (“Contracts”) and certain other eligible investors and is not intended for use by other investors.

Investment Objective: Seeks to achieve a total return (before expenses) that approximates the total return performance of a composite index comprised of 40% DJ EuroSTOXX 50 Index, 25% FTSE 100 Index, 25% TOPIX Index, and 10% S&P/ASX 200 Index, including reinvestment of dividends, at a risk level consistent with that of the composite index.

FEES AND EXPENSES OF THE PORTFOLIO

The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees (fees paid directly from your investment)
Not applicable.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
EQ/International Equity Index Portfolio	Class IA Shares	Class IB Shares
Management Fee	0.40%	0.40%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.25%
Other Expenses	0.15%	0.15%
Total Annual Portfolio Operating Expenses	0.80%	0.80%
Fee Waiver and/or Expense Reimbursement†	–0.01%	–0.01%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.79%	0.79%
†	Pursuant to a contract, Equitable Investment Management Group, LLC (the “Adviser”) has agreed to make payments or waive its management, administrative and other fees to limit the expenses of the Portfolio through April 30, 2022 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses (including Acquired Fund Fees and Expenses) of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 0.79% for Class IB shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2022. The Adviser may be reimbursed the amount of any such payments or waivers made after June 30, 2020, in the future provided that the payments or waivers are reimbursed within three years of the payments or waivers being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.

Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, and that the Portfolio’s operating expenses remain the same. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class IA Shares	$81	$254	$443	$989
Class IB Shares	$81	$254	$443	$989

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 11% of the average value of the Portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategy: Under normal circumstances the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of companies represented in the FTSE 100 Index (“FTSE

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100”), TOPIX Index (“TOPIX”), DJ EuroSTOXX 50 Index (“EuroSTOXX 50”), and S&P/ASX 200 Index (“S&P/ASX 200”). The Portfolio will allocate its assets approximately 25% to securities in the FTSE 100, 25% to securities in the TOPIX, 40% to securities in the EuroSTOXX 50, and 10% to securities in the S&P/ASX 200. Actual allocations may vary by up to 3%. The FTSE 100 represents the performance of the 100 largest UK-domiciled blue chip companies. The TOPIX comprises all companies listed on the First Section of the Tokyo Stock Exchange (approximately 2000 companies). The EuroSTOXX 50 index represents the performance of the 50 largest companies in 11 Eurozone countries. The S&P/ASX 200 represents the 200 largest and most liquid publicly listed companies in Australia. Each of these indices is weighted by market capitalization.

The Portfolio uses a strategy that is commonly referred to as an indexing strategy. With respect to investments in companies represented in the FTSE 100, EuroSTOXX 50, and S&P/ASX 200, the Sub-Adviser generally uses a replication technique, although a sampling approach may be used in certain circumstances. With respect to investments in companies represented in the TOPIX, the Sub-Adviser selects investments using a stratified sampling construction process in which the Sub-Adviser selects a sub-set of the companies represented in the index based on the Sub-Adviser’s analysis of key risk factors and other characteristics. Such factors include industry weightings, market capitalizations, return variability, and yields.

The Portfolio also may lend its portfolio securities to earn additional income.

Principal Risks: An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.

The following risks can negatively affect the Portfolio’s performance. The most significant risks as of the date of this Prospectus are listed first, followed by additional risks in alphabetical order.

Market Risk: The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. Changes in the financial condition of a single issuer can impact a market as a whole. Geo-political risks, including terrorism, tensions or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage, may lead to instability in world economies and markets, may lead to increased market volatility, and may have adverse long-term effects. Events such as natural disasters, public health crises (such as epidemics and pandemics) and social unrest, and governments’ reactions to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Adverse market conditions may not have the same impact on all types of securities. In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at-large.

Equity Risk: In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.

Foreign Securities Risk: Investments in foreign securities involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as trade barriers and other protectionist trade policies (including those of the U.S.), governmental instability, or other political or economic actions, also may adversely impact security values. World markets, or those in a particular region, may all react in similar fashion to important economic, political or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.

Currency Risk:  Investments that are denominated in or that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. In the case of hedging positions, there is the risk that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates may fluctuate significantly over short periods of time.

European Economic Risk: The economies of European Union (“EU”) member countries and their trading partners, as well as the broader global economy, may be adversely affected by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or an actual default by an EU

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member country on its sovereign debt, which could negatively impact the Portfolio’s investments and cause it to lose money. The United Kingdom (“UK”) left the EU on January 31, 2020, commonly referred to as “Brexit.” Following a transition period, the UK’s post-Brexit trade agreement with the EU went into effect on January 1, 2021. The agreement governs the new relationship between the UK and the EU with respect to trading goods and services, but significant aspects of the relationship remain unsettled and subject to further negotiation and agreement. The political, regulatory, economic, and market consequences of Brexit are uncertain, and the ultimate ramifications may not be known for some time. The negative impact on not only the UK and European economies but also the broader global economy could be significant, potentially resulting in increased volatility and illiquidity, which could adversely affect the value of the Portfolio’s investments. Any further withdrawals from the EU could cause additional market disruption globally.

Geographic Concentration Risk: To the extent the Portfolio invests a significant portion of its assets in securities of companies domiciled, or exercising the predominant part of their economic activity, in one country or geographic region, it assumes the risk that economic, political, social and environmental conditions in that particular country or region will have a significant impact on the Portfolio’s investment performance and that the Portfolio’s performance will be more volatile than the performance of more geographically diversified funds.

Large-Cap Company Risk: Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Index Strategy Risk: The Portfolio employs an index strategy and generally will not modify its index strategy to respond to changes in market trends or the economy, which means that the Portfolio may be particularly susceptible to a general decline in the market segment relating to the relevant index. In addition, although the index strategy attempts to closely track the relevant index, the Portfolio may not invest in all of the securities in the index. Therefore, there can be no assurance that the performance of the index strategy will match that of the relevant index. To the extent the Portfolio utilizes a representative sampling approach, it may experience tracking error to a greater extent than if the Portfolio sought to replicate the index.

Portfolio Management Risk: The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio.

Sector Risk: From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events.

Securities Lending Risk: The Portfolio may lend its portfolio securities to seek income. There is a risk that a borrower may default on its obligations to return loaned securities. The Portfolio will be responsible for the risks associated with the investment of cash collateral and may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. Securities lending may introduce leverage into the Portfolio. In addition, delays may occur in the recovery of loaned securities from borrowers, which could interfere with the Portfolio’s ability to vote proxies or to settle transactions.

Risk/Return Bar Chart and Table

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one, five and ten years (or since inception) through December 31, 2020 compared to the returns of a broad-based securities market index. The additional index shows how the Portfolio’s performance compared with the returns of another index that has characteristics relevant to the Portfolio’s investment strategies and more closely reflects the securities in which the Portfolio invests. The return of the broad-based securities market index (and any additional comparative index) shown in the right hand column below is the return of the index for the last 10 years or, if shorter, since the inception of the share class with the longest history. Past performance is not an indication of future performance.

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The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

Calendar Year Annual Total Returns — Class IB

Best quarter (% and time period)	Worst quarter (% and time period)

16.24% (2020 4th Quarter)	–25.26% (2020 1st Quarter)

Average Annual Total Returns

	One Year	Five Years	Ten Years/ Since Inception
EQ/International Equity Index Portfolio – Class IA Shares	3.93%	6.26%	4.38%
EQ/International Equity Index Portfolio – Class IB Shares	3.89%	6.26%	4.35%
International Proxy Index (reflects no deduction for fees, expenses, or taxes)	4.79%	6.92%	5.19%
MSCI EAFE Index (reflects no deduction for fees or expenses)	7.82%	7.45%	5.51%

WHO MANAGES THE PORTFOLIO

Investment Adviser: Equitable Investment Management Group, LLC (“EIM” or the “Adviser”)

Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:

Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of EIM	May 2011
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of EIM	May 2009

Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein” or the “Sub-Adviser”)

Portfolio Manager: The individual primarily responsible for the securities selection, research and trading for the Portfolio is:

Name	Title	Date Began Managing the Portfolio
Judith DeVivo	Senior Vice President and Portfolio Manager of AllianceBernstein	December 2010

The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers and amend sub-advisory agreements subject to the approval of the Board of Trustees and without obtaining shareholder approval. However, the Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser, such as AllianceBernstein L.P., unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees.

PURCHASE AND REDEMPTION OF PORTFOLIO SHARES

The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by Equitable Financial Life Insurance Company (“Equitable Financial”) or other affiliated or unaffiliated insurance companies and to The Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by EIM that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations.

The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.

TAX INFORMATION

The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for

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federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

This Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.

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